UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2020
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COVETRUS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
7 Custom House Street
Portland, ME 04101
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (888) 280-2221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CVET	The Nasdaq Stock Market (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

Item 7.01. Regulation FD Disclosure.
On January 14, 2020, Covetrus, Inc. (the “Company”) issued a press release announcing that it has entered into a definitive agreement to sell its scil animal care business (“scil”) to Heska Corporation (“Heska”) (Nasdaq: HSKA) for a purchase price of $125 million in cash, subject to customary closing adjustments. The transaction is expected to close in the next 60 to 90 days, subject to customary closing conditions.
The Company also announced an agreement to combine the Company’s Spain and Portugal businesses with Distrivet, the leading provider of veterinary products and services in Spain. The Company will own 50.01% of Distrivet, a Covetrus company. The transaction is expected to close in approximately 90 days, subject to satisfaction of customary closing conditions including regulatory clearance.
The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Cautionary Note Regarding Forward-Looking Statements. This Form 8-K, and the Press Release furnished herewith as Exhibit 99.1, contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Press Release regarding these forward-looking statements.
Limitation on Incorporation by Reference. The information furnished in Item 7.01, including the Press Release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVETRUS, INC.

Date: January 14, 2020	By:	/s/ Benjamin Wolin
Benjamin Wolin
President and Chief Executive Officer